Risk Management Activities	12 Months Ended
Dec. 31, 2021
Financial Instruments [Abstract]
Risk Management Activities	Risk Management Activities
A. Risk Management Strategy
The Company is exposed to market risk from changes in commodity prices, foreign exchange rates, interest rates, credit risk and liquidity risk. These risks affect the Company’s earnings and the value of associated financial instruments that the Company holds. In certain cases, the Company seeks to minimize the effects of these risks by using derivatives to hedge its risk exposures. The Company’s risk management strategy, policies and controls are designed to ensure that the risks it assumes comply with the Company’s internal objectives and its risk tolerance.

The Company has two primary streams of risk management activities: i) financial exposure management and ii) commodity exposure management. Within these activities, risks identified for management include commodity risk, interest rate risk, liquidity risk, equity price risk and foreign currency risk.

The Company seeks to minimize the effects of commodity risk, interest rate risk and foreign currency risk by using derivative financial instruments to hedge risk exposures. Of these derivatives, the Company may apply hedge accounting to those hedging commodity price risk, interest rate risk and foreign currency risk.

The use of financial derivatives is governed by the Company’s policies approved by the Board, which provide written principles on commodity risk, interest rate risk, liquidity risk, equity price risk and foreign currency risk, as well as the use of financial derivatives and non-derivative financial instruments.

Liquidity risk, credit risk and equity price risk are managed through means other than derivatives or hedge accounting.

The Company enters into various derivative transactions as well as other contracting activities that do not qualify for hedge accounting or where a choice was made not to apply hedge accounting. As a result, the related assets and liabilities are classified as derivatives at fair value through profit and loss. The net realized and unrealized gains or losses from changes in the fair value of these derivatives are reported in net earnings in the period the change occurs.

The Company designates certain derivatives as hedging instruments to hedge commodity price risk, foreign currency exchange risk in cash flow hedges, and hedges of net investments in foreign operations. Hedges of foreign exchange risk on firm commitments are accounted for as cash flow hedges.

At the inception of the hedge relationship, the Company documents the relationship between the hedging instrument and the hedged item, along with its risk management objectives and its strategy for undertaking various hedge transactions. At the inception of the hedge and on an ongoing basis, the Company also documents whether the hedging instrument is effective in offsetting changes in fair values or cash flows of the hedged item attributable to the hedged risk, which is when the hedging relationships meet all of the following hedge effectiveness requirements:
▪There is an economic relationship between the hedged item and the hedging instrument;
▪The effect of credit risk does not dominate the value changes that result from that economic relationship; and
▪The hedge ratio of the hedging relationship is the same as that resulting from the quantity of the hedged item that the Company actually hedges and the quantity of the hedging instrument that the entity actually uses to hedge that quantity of hedged item.

If a hedging relationship ceases to meet the hedge effectiveness requirement relating to the hedge ratio, but the risk management objective for that designated hedging relationship remains the same, the Company adjusts the hedge ratio of the hedging relationship so that it continues to meet the qualifying criteria.
B. Net Risk Management Assets and Liabilities

Aggregate net risk management assets (liabilities) are as follows:

As at Dec. 31, 2021
	Cash flow hedges	Not designated as a hedge	Total
Commodity risk management
Current	33	12	45
Long-term	252	(4)	248
Net commodity risk management assets	285	8	293
Other
Current	3	(1)	2
Long-term	—	6	6
Net other risk management assets	3	5	8

Total net risk management assets	288	13	301

As at Dec. 31, 2020
	Cash flow hedges	Not designated as a hedge	Total
Commodity risk management
Current	101	(11)	90
Long-term	471	(19)	452
Net commodity risk management assets (liabilities)	572	(30)	542
Other
Current	(9)	(4)	(13)
Long-term	—	1	1
Net other risk management liabilities	(9)	(3)	(12)

Total net risk management assets (liabilities)	563	(33)	530

I. Netting Arrangements
Information about the Company’s financial assets and liabilities that are subject to enforceable master netting arrangements or similar agreements is as follows:

As at Dec. 31	2021				2020
	Current financial assets	Long-term financial assets	Current financial liabilities	Long-term financial liabilities	Current financial assets	Long-term financial assets	Current financial liabilities	Long-term financial liabilities
Gross amounts recognized	394	330	(306)	(122)	120	69	(132)	(104)
Gross amounts set-off	(137)	(53)	138	54	(69)	(10)	69	10
Net amounts as included in the Consolidated Statements of Financial Position	257	277	(168)	(68)	51	59	(63)	(94)
C. Nature and Extent of Risks Arising from Financial Instruments

I. Market Risk

a. Commodity Price Risk Management

The Company has exposure to movements in certain commodity prices in both its electricity generation and proprietary trading businesses, including the market price of electricity and fuels used to produce electricity. Most of the Company’s electricity generation and related fuel supply contracts are considered to be contracts for delivery or receipt of a non-financial item in accordance with the Company’s expected own use requirements and are not considered to be financial instruments. As such, the discussion related to commodity price risk is limited to the Company’s proprietary trading business and commodity derivatives used in hedging relationships associated with the Company’s electricity generating activities.

To mitigate the risk of adverse commodity price changes, the Company uses three tools:
▪A framework of risk controls;
▪A pre-defined hedging plan, including fixed price financial power swaps and long-term physical power sale contracts to hedge commodity price for electricity generation; and
▪A committee dedicated to overseeing the risk and compliance program in trading and ensuring the existence of appropriate controls, processes, systems and procedures to monitor adherence to the program.

The Company has executed commodity price hedges for its Centralia thermal facility and for its portfolio of merchant power exposure in Alberta, including a long-term physical power sale contract at Centralia and fixed price financial swaps for the Alberta portfolio to hedge the prices. Both hedging strategies fall under the Company’s risk management strategy used to hedge commodity price risk.

There is no source of hedge ineffectiveness for the merchant power exposure in Alberta.

Market risk exposures are measured using Value at Risk ("VaR") supplemented by sensitivity analysis. There has been no change to the Company’s exposure to market risks or the manner in which these risks are managed or measured.

i. Commodity Price Risk Management – Proprietary Trading

The Company’s Energy Marketing segment conducts proprietary trading activities and uses a variety of instruments to manage risk, earn trading revenue and gain market information.
In compliance with the Commodity Exposure Management Policy, proprietary trading activities are subject to limits and controls, including VaR limits. The Board approves the limit for total VaR from proprietary trading activities. VaR is the most commonly used metric employed to track and manage the market risk associated with trading positions. A VaR measure gives, for a specific confidence level, an estimated maximum pre-tax loss that could be incurred over a specified period of time. VaR is used to determine the potential change in value of the Company’s proprietary trading portfolio, over a three-day period within a 95 per cent confidence level, resulting from normal market fluctuations. VaR is estimated using the historical variance/covariance approach. VaR is a measure that has certain inherent limitations. The use of historical information in the estimate assumes that price movements in the past will be indicative of future market risk. As such, it may only be meaningful under normal market conditions. Extreme market events are not addressed by this risk measure. In addition, the use of a three-day measurement period implies that positions can be unwound or hedged within three days, although this may not be possible if the market becomes illiquid.
Changes in market prices associated with proprietary trading activities affect net earnings in the period that the price changes occur. VaR at Dec. 31, 2021, associated with the Company’s proprietary trading activities was $2 million (2020 — $1 million, 2019 — $1 million).
ii. Commodity Price Risk – Generation
The generation segments utilize various commodity contracts to manage the commodity price risk associated with electricity generation, fuel purchases, emissions and byproducts, as considered appropriate. A Commodity Exposure Management Policy is prepared and approved annually, which outlines the intended hedging strategies associated with the Company’s generation assets and related commodity price risks. Controls also include restrictions on authorized instruments, management reviews on individual portfolios and approval of asset transactions that could add potential volatility to the Company’s reported net earnings.
VaR at Dec. 31, 2021, associated with the Company’s commodity derivative instruments used in generation hedging activities was $33 million (2020 — $12 million, 2019 — $25 million). For positions and economic hedges that do not meet hedge accounting requirements or for short-term optimization transactions such as buybacks entered into to offset existing hedge positions, these transactions are marked to the market value with changes in market prices associated with these transactions affecting net earnings in the period in which the price change occurs. VaR at Dec. 31, 2021, associated with these transactions was $51 million (2020— $15 million, 2019 — $8 million).
iii. Commodity Price Risk Management – Hedges
The Company’s outstanding commodity derivative instruments designated as hedging instruments are as follows:

As at Dec. 31	2021		2020
Type (thousands)	Notional amount sold	Notional amount purchased	Notional amount sold	Notional amount purchased
Electricity (MWh)(1)	—	—	95	—
(1) Excludes the long-term power sale - US contract. For further details on this contract, refer to Note 15(B)(I)(c)(i).

During 2021, unrealized pre-tax losses of $1 million (2020 — $1 million gains, 2019 — $1 million gains) related to certain power hedging relationships that were previously de-designated and deemed ineffective for accounting purposes were released from AOCI and recognized in net earnings.

iv. Commodity Price Risk Management – Non-Hedges
The Company’s outstanding commodity derivative instruments not designated as hedging instruments are as follows:

As at Dec. 31	2021		2020
Type (thousands)	Notional amount sold	Notional amount purchased	Notional amount sold	Notional amount purchased
Electricity (MWh)	46,139	14,951	12,944	8,258
Natural gas (GJ)	7,501	173,898	23,035	177,448
Transmission (MWh)	37	1,097	—	1,578
Emissions (MWh)	445	2,030	1,831	2,112
Emissions (tonnes)	350	350	2,160	2,365
Coal (tonnes)	—	9,352	—	9,078

b. Interest Rate Risk Management

Interest rate risk arises as the fair value of future cash flows from a financial instrument fluctuates because of changes in market interest rates. Changes in interest rates can impact the Company’s borrowing costs. Changes in the cost of capital may also affect the feasibility of new growth initiatives.
The Company's credit facility and the Poplar Creek non-recourse bond are the only debt instruments subject to floating interest rates, which represent 3 per cent of the Company’s debt as at Dec. 31, 2021 (2020 – 7 per cent). Interest rate risk is managed with the use of derivatives. The Company's outstanding interest rate derivative instruments are as follows:
In 2021, the Company had interest rate swap agreements in place with a notional amount of US$150 million (2020 —US$150 million) whereby the Company receives a variable rate of interest equal to the three-month LIBOR rate and pays interest at a fixed rate equal to 0.94 per cent (2020 — 0.94 per cent) on the notional amount. The swaps are being used to hedge interest rate exposure on a highly probable future US$400 million fixed rate debt issuance, expected to occur in 2022.
In 2021, the Company had bond lock agreements in place with a total notional amount of US$150 million (2020 — $75 million) whereby on the pricing date, if the difference between the underlying 1.375 per cent US Treasury bond (2020 — 5.75 per cent Government of Canada bond) and the forward bond yield (2020 — $150 million forward yield 1.20 per cent) is positive, the Company receives settlement. If the difference is negative, the Company pays settlement. The bond lock is being used to hedge interest rate exposure on a highly probable future US$400 million (2020 —$150 million) fixed rate debt issuance. The $75 million bond lock outstanding at Dec. 31, 2020, was settled in 2021.

There were no interest rate derivative instruments outstanding in 2019.
LIBOR reform could impact interest rate risk with respect to the Company's credit facilities and the Poplar Creek non-recourse bond held by a TransAlta subsidiary. The facility references LIBOR for US dollar drawings and Canadian Dollar Offer Rate ("CDOR") for Canadian dollar drawings, and includes appropriate fallback language to replace these benchmark rates if a benchmark transition event were to occur. Currently there are no drawings on the facility. The non-recourse bond references the three-month CDOR: however, only the six- and 12-month CDOR have been discontinued with no expectation to stop publishing other CDOR rates at this time.

In addition, the Company has interest rate swap agreements in place with a notional amount of US$150 million referencing the three-month LIBOR, expected to settle in the third quarter of 2022. The cessation date for three-month LIBOR is June 30, 2023.

c. Currency Rate Risk
The Company has exposure to various currencies, such as the US dollar and the Australian dollar, as a result of investments and operations in foreign jurisdictions, the net earnings from those operations and the acquisition of equipment and services from foreign suppliers.
The Company may enter into the following hedging strategies to mitigate currency rate risk, including:
▪Foreign exchange forward contracts to mitigate adverse changes in foreign exchange rates on project-related expenditures and distributions received in foreign currencies;
▪Foreign exchange forward contracts and cross-currency swaps to manage foreign exchange exposure on foreign-denominated debt not designated as a net investment hedge; and
▪Designating foreign currency debt as a hedge of the net investment in foreign operations to mitigate the risk due to fluctuating exchange rates related to certain foreign subsidiaries.

The Company's target is to hedge a minimum of 60 per cent of our forecasted foreign operating cash flows over a four-year period, with a minimum of 90 per cent in the current year, 70 per cent in the next year, 50 per cent in the third year and 30 per cent in the fourth year. The US exposure will be managed with a combination of interest expense on our US-denominated debt and forward foreign exchange contracts and the Australian exposure will be managed with a combination of interest expense on our Australian-dollar denominated debt and forward foreign exchange contracts.

i. Net Investment Hedges
When designating foreign currency debt as a hedge of the Company’s net investment in foreign subsidiaries, the Company has determined that the hedge is effective if the foreign currency of the net investment is the same as the currency of the hedge, and therefore an economic relationship is present.

The Company’s hedges of its net investment in foreign operations were comprised of US-dollar-denominated long-term debt with a face value of US$370 million (2020 — US$370 million).
ii. Cash Flow Hedges
The Company uses foreign exchange forward contracts to hedge a portion of its future foreign-denominated receipts and expenditures, and both foreign exchange forward contracts and cross-currency swaps to manage foreign exchange exposure on foreign-denominated debt not designated as a net investment hedge.

As at Dec. 31	2021			2020
Notional amount sold	Notional amount purchased	Fair value liability	Maturity	Notional amount sold	Notional amount purchased	Fair value liability	Maturity
Foreign exchange forward contracts - foreign-denominated receipts/expenditures
CAD10	USD8	—	2022	CAD71	USD54	(2)	2021
AUD19	USD14	—	2022	—	—	—	—

iii. Non-Hedges
The Company also uses foreign currency contracts to manage its expected foreign operating cash flows. Hedge accounting is not applied to these foreign currency contracts.

As at Dec. 31		2021		2020
Notional amount sold	Notional amount purchased	Fair value asset (liability)	Maturity	Notional amount sold	Notional amount purchased	Fair value asset (liability)	Maturity
Foreign exchange forward contracts – foreign-denominated receipts/expenditures
AUD28	CAD26	(5)	2022-2025	AUD197	CAD181	(14)	2021 - 2024
USD271	CAD357	8	2022-2025	USD47	CAD72	9	2021 - 2024
				AUD4	USD3	—	2021
				CAD1	EUR1	—	2021
Foreign exchange forward contracts – foreign-denominated debt
CAD191	USD150	1	2022	CAD191	USD150	2	2022

iv. Impacts of currency rate risk
The possible effect on net earnings and OCI, due to changes in foreign exchange rates associated with financial instruments denominated in currencies other than the Company’s functional currency, is outlined below. The sensitivity analysis has been prepared using management’s assessment that an average three cent (2020 — three cent, 2019 — three cent) increase or decrease in these currencies relative to the Canadian dollar is a reasonable potential change over the next quarter.

Year ended Dec. 31	2021		2020		2019
Currency	Net earnings increase (decrease)(1)	OCI gain(1)(2)	Net earnings decrease(1)	OCI gain(1)(2)	Net earnings decrease(1)	OCI gain(1)(2)
USD	(13)	1	(8)	1	(18)	2
AUD	1	—	(4)	—	(6)	—
Total	(12)	1	(12)	1	(24)	2
(1) These calculations assume an increase in the value of these currencies relative to the Canadian dollar.  A decrease would have the opposite effect.
(2) The foreign exchange impact related to financial instruments designated as hedging instruments in net investment hedges has been excluded.

II. Credit Risk
Credit risk is the risk that customers or counterparties will cause a financial loss for the Company by failing to discharge their obligations, and the risk to the Company associated with changes in creditworthiness of entities with which commercial exposures exist. The Company actively manages its exposure to credit risk by assessing the ability of counterparties to fulfil their obligations under the related contracts prior to entering into such contracts. The Company makes detailed assessments of the credit quality of all counterparties and, where appropriate, obtains corporate guarantees, cash collateral, third-party credit insurance and/or letters of credit to support the ultimate collection of these receivables. For commodity trading and origination, the Company sets strict credit limits for each counterparty and monitors exposures on a daily basis. TransAlta uses standard agreements that allow for the netting of exposures and often include margining provisions. If credit limits are exceeded, TransAlta will request collateral from the counterparty or halt trading activities with the counterparty.
The Company uses external credit ratings, as well as internal ratings in circumstances where external ratings are not available, to establish credit limits for customers and counterparties. The following table outlines the Company’s maximum exposure to credit risk without taking into account collateral held, including the distribution of credit ratings, as at Dec. 31, 2021:

	Investment grade (Per cent)	Non-investment grade (Per cent)	Total (Per cent)	Total amount
Trade and other receivables(1,2)	89	11	100	651
Long-term finance lease receivable	100	—	100	185
Risk management assets(1)	86	14	100	707
Total				1,543

(1) Letters of credit and cash and cash equivalents are the primary types of collateral held as security related to these amounts.
(2) Includes loan receivable with a counterparty that has no external credit rating. Refer to Note 22 for further details.
An impairment analysis is performed at each reporting date using a provision matrix to measure expected credit losses. The provision rates are based on segment historical rates of default of trade receivables as well as incorporating forward-looking credit ratings and forecasted default rates. In addition to the calculation of expected credit losses, TransAlta monitors key forward-looking information as potential indicators that historical bad debt percentages, forward-looking S&P credit ratings and forecasted default rates would no longer be representative of future expected credit losses. The calculation reflects the probability-weighted outcome, the time value of money and reasonable and supportable information that is available at the reporting date about past events, current conditions and forecasts of future economic conditions. TransAlta evaluates the concentration of risk with respect to trade receivables as low, as its customers are located in several jurisdictions and industries. The Company did not have significant expected credit losses as at Dec. 31, 2021.

The Company’s maximum exposure to credit risk at Dec. 31, 2021, without taking into account collateral held or right of set-off, is represented by the current carrying amounts of receivables and risk management assets as per the Consolidated Statements of Financial Position. Letters of credit and cash are the primary types of collateral held as security related to these amounts. The maximum credit exposure to any one customer for commodity trading operations and hedging, including the fair value of open trading, net of any collateral held, at Dec. 31, 2021, was $37 million (2020 — $22 million).
Amidst the current economic conditions resulting from the COVID-19 pandemic, TransAlta has implemented the following additional measures to monitor its counterparties for changes in their ability to meet obligations:
▪Daily monitoring of events impacting counterparty creditworthiness and counterparty credit downgrades;
▪Weekly oversight and follow-up, if applicable, of accounts receivables; and
▪Review and monitoring of key suppliers, counterparties and customers (i.e., offtakers).

As needed, additional risk mitigation tactics will be taken to reduce the risk to TransAlta. These risk mitigation tactics may include, but are not limited to, immediate follow-up on overdue amounts, adjusting payment terms to ensure a portion of funds are received sooner, requiring additional collateral, reducing transaction terms and working closely with impacted counterparties on negotiated solutions.

III. Liquidity Risk

Liquidity risk relates to the Company’s ability to access capital to be used for proprietary trading activities, commodity hedging, capital projects, debt refinancing and general corporate purposes. As at Dec. 31, 2021, TransAlta maintains an investment grade rating from one credit rating agency and below investment grade ratings from two credit rating agencies. Between 2022 and 2024, the Company has approximately $1 billion of debt maturing, comprised of approximately $515 million of recourse debt, with the balance mainly related to scheduled non-recourse debt repayments and the classification of the Kent Hills Wind LP bond as current.
Collateral is posted based on negotiated terms with counterparties, which can include the Company’s senior unsecured credit rating as determined by certain major credit rating agencies. Certain of the Company’s derivative instruments contain financial assurance provisions that require collateral to be posted only if a material adverse credit-related event occurs.

TransAlta manages liquidity risk by monitoring liquidity on trading positions; preparing and revising longer-term financing plans to reflect changes in business plans and the market availability of capital; reporting liquidity risk exposure for proprietary trading activities on a regular basis to the Risk Management Committee, senior management and the Board; and maintaining sufficient undrawn committed credit lines to support potential liquidity requirements. The Company does not use derivatives or hedge accounting to manage liquidity risk.
A maturity analysis of the Company's financial liabilities is as follows:

	2022	2023	2024	2025	2026	2027 and thereafter	Total
Accounts payable and accrued liabilities	689	—	—	—	—	—	689
Long-term debt(1)
Debentures	—	—	—	—	—	251	251
Senior Notes	511	—	—	—	—	383	894
Non-recourse — Hydro	—	45	—	—	—	—	45
Non-recourse — Wind & Solar	263	49	52	54	51	283	752
Non-recourse — Gas	44	45	47	59	61	855	1,111
Tax equity financing	15	15	14	14	15	68	141
Other	3	1	—	—	—	—	4
Exchangeable securities(2)	—	—	—	750	—	—	750
Commodity risk management (assets) liabilities	(45)	(35)	(117)	(95)	1	(2)	(293)
Other risk management (assets) liabilities	(2)	(3)	(3)	1	—	(1)	(8)
Lease liabilities(3)	(6)	4	3	3	3	93	100
Interest on long-term debt and lease liabilities(4)	149	120	115	109	104	787	1,384
Interest on exchangeable securities(2, 4)	53	53	62	—	—	—	168
Dividends payable	62	—	—	—	—	—	62
Total	1,736	294	173	895	235	2,717	6,050
(1) Excludes impact of hedge accounting and derivatives.
(2) Assumes the exchangeable securities will be exchanged on Jan. 1, 2025. Refer to Note 25 for further details.
(3) Lease liabilities include a lease incentive of $13 million expected to be received in 2022.
(4) Not recognized as a financial liability on the Consolidated Statements of Financial Position.

IV. Equity Price Risk
a. Total Return Swaps
The Company has certain compensation, deferred and restricted share unit programs, the values of which depend on the common share price of the Company. The Company has fixed a portion of the settlement cost of these programs by entering into a total return swap for which hedge accounting has not been applied. The total return swap is cash settled every quarter based upon the difference between the fixed price and the market price of the Company’s common shares at the end of each quarter.
D. Hedging Instruments – Uncertainty of Future Cash Flows
The following table outlines the terms and conditions of derivative hedging instruments and how they affect the amount, timing and uncertainty of future cash flows:

	Maturity
	2022	2023	2024	2025	2026	2027 and thereafter
Cash flow hedges
Foreign currency forward contracts
Notional amount ($ millions)
CAD/USD	8	—	—	—	—	—
AUD/USD	14	—	—	—	—	—
Average Exchange Rate
CAD/USD	0.7893	—	—	—	—	—
AUD/USD	0.7352	—	—	—	—	—

Commodity derivative instruments
Electricity
Notional amount (thousands MWh)	3,329	3,329	3,338	2,628	—	—
Average price ($ per MWh)	71.95	73.76	75.6	77.49	—	—
E. Effects of Hedge Accounting on the Financial Position and Performance
I. Effect of Hedges
The impact of the hedging instruments on the statement of financial position is as follows:

As at Dec. 31, 2021
	Notional amount	Carrying amount	Line item in the statement of financial position	Change in fair value used for measuring ineffectiveness
Commodity price risk
Cash flow hedges
Physical power sales	13 MMWh	285	Risk management assets	(181)
Interest rate risk
Cash flow hedges
Interest rate swap	USD300	3	Risk management assets	3
Foreign currency risk
Cash flow hedges
Foreign-denominated expenditures	USD8	—	Risk management assets	—
Foreign-denominated expenditures	USD14	—	Risk management assets	—
Net investment hedges
Foreign-denominated debt	USD370	CAD473	Credit facilities, long-term debt and lease liabilities	—

As at Dec. 31, 2020
	Notional amount	Carrying amount	Line item in the statement of financial position	Change in fair value used for measuring ineffectiveness
Commodity price risk
Cash flow hedges
Physical power sales	16 MMWh	573	Risk management assets	(33)
Interest rate risk
Cash flow hedges
Interest rate swap	USD150	(3)	Risk management liabilities	3
Interest rate swap	CAD75	(4)	Risk management liabilities	4
Foreign currency risk
Net investment hedges
Foreign-denominated debt	USD370	CAD472	Credit facilities, long-term debt and lease liabilities	11
The impact of the hedged items on the statement of financial position is as follows:

As at Dec. 31	2021		2020
	Change in fair value used for measuring ineffectiveness	Cash flow hedge reserve(1)	Change in fair value used for measuring ineffectiveness	Cash flow hedge reserve(1)
Commodity price risk
Cash flow hedges
Power forecast sales – Centralia	(181)	226	(33)	417
Interest rate risk
Cash flow hedges
Interest expense on long-term debt	3	2	7	19

	Change in fair value used for measuring ineffectiveness	Foreign currency translation reserve(1)	Change in fair value used for measuring ineffectiveness	Foreign currency translation reserve(1)
Foreign currency risk
Net investment hedges
Net investment in foreign subsidiaries	—	(35)	11	(21)
(1) Included in AOCI.

The hedging loss recognized in OCI before tax is equal to the change in fair value used for measuring effectiveness for the net investment hedge. There is no ineffectiveness recognized in profit or loss.

The impact of hedged items designated in hedging relationships on OCI and net earnings is:

Year ended Dec. 31, 2021
		Effective portion		Ineffective portion
Derivatives in cash flow hedging relationships	Pre-tax gain (loss) recognized in OCI	Location of (gain) loss reclassified from OCI	Pre-tax (gain) loss reclassified from OCI	Location of (gain) loss reclassified from OCI	Pre-tax (gain) loss recognized in earnings
Commodity contracts	(268)	Revenue	(13)	Revenue	—
Foreign exchange forwards on project hedges	—	Property, plant and equipment	1	Foreign exchange (gain) loss	—
Forward starting interest rate swaps	13	Interest expense	4	Interest expense	—
OCI impact	(255)	OCI impact	(8)	Net earnings impact	—
Over the next 12 months, the Company estimates that approximately $25 million of after-tax gain will be reclassified from AOCI to net earnings. These estimates assume constant natural gas and power prices, interest rates and exchange rates over time; however, the actual amounts that will be reclassified may vary based on changes in these factors.

Year ended Dec. 31, 2020
		Effective portion		Ineffective portion
Derivatives in cash flow hedging relationships	Pre-tax gain (loss) recognized in OCI	Location of (gain) loss reclassified from OCI	Pre-tax (gain) loss reclassified from OCI	Location of (gain) loss reclassified from OCI	Pre-tax (gain) loss recognized in earnings
Commodity contracts	41	Revenue	(137)	Revenue	—
Foreign exchange forwards on project hedges	(1)	Property, plant and equipment	—	Foreign exchange (gain) loss	—
Forward starting interest rate swaps	(12)	Interest expense	(4)	Interest expense	—
OCI impact	28	OCI impact	(141)	Net earnings impact	—

Year ended Dec. 31, 2019
		Effective portion		Ineffective portion
Derivatives in cash flow hedging relationships	Pre-tax gain (loss) recognized in OCI	Location of (gain) loss reclassified from OCI	Pre-tax (gain) loss reclassified from OCI	Location of (gain) loss reclassified from OCI	Pre-tax (gain) loss recognized in earnings
Commodity contracts	77	Revenue	(59)	Revenue	—
Forward starting interest rate swaps	—	Interest expense	6	Interest expense	—
OCI impact	77	OCI impact	(53)	Net earnings impact	—

II. Effect of Non-Hedges
For the year ended Dec. 31, 2021, the Company recognized a net unrealized gain of $97 million (2020 — gain of $43 million, 2019 — gain of $33 million) related to commodity derivatives.

For the year ended Dec. 31, 2021, a gain of $6 million (2020 — gain of $11 million, 2019 —gain of $24 million) related to foreign exchange and other derivatives was recognized, which consists of net unrealized gains of $4 million (2020 — loss of $2 million, 2019 — gain of $6 million) and net realized gains of $2 million (2020 — gains of $13 million, 2019 — gains of $18 million), respectively.

F. Collateral

I. Financial Assets Provided as Collateral

At Dec. 31, 2021, the Company provided $55 million (2020 – $49 million) in cash and cash equivalents as collateral to regulated clearing agents as security for commodity trading activities. These funds are held in segregated accounts by the clearing agents. Collateral provided is included in accounts receivable in the Consolidated Statements of Financial Position.
II. Financial Assets Held as Collateral
At Dec. 31, 2021, the Company held $18 million (2020 – nil) in cash collateral associated with counterparty obligations. Under the terms of the contracts, the Company may be obligated to pay interest on the outstanding balances and to return the principal when the counterparties have met their contractual obligations or when the amount of the obligation declines as a result of changes in market value. Interest payable to the counterparties on the collateral received is calculated in accordance with each contract. Collateral held is included in accounts payable in the Consolidated Statements of Financial Position.
III. Contingent Features in Derivative Instruments
Collateral is posted in the normal course of business based on the Company’s senior unsecured credit rating as determined by certain major credit rating agencies. Certain of the Company’s derivative instruments contain financial assurance provisions that require collateral to be posted only if a material adverse credit-related event occurs.
As at Dec. 31, 2021, the Company had posted collateral of $356 million (2020 – $163 million) in the form of letters of credit on derivative instruments in a net liability position. Certain derivative agreements contain credit-risk-contingent features, which if triggered could result in the Company having to post an additional $120 million (2020 – $85 million) of collateral to its counterparties.